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                                                                 EXHIBIT 10.32.4

                                 SIXTH AMENDMENT
                       TO THE WESTERN DIGITAL CORPORATION
                         SAVINGS AND PROFIT SHARING PLAN

        WHEREAS, Western Digital Corporation (the "Company") previously adopted the Western Digital Corporation Savings and Profit Sharing Plan (the "Plan"); and

        WHEREAS, the terms of the Plan are set forth in an amended and restated Plan document, dated June 23, 1995, as thereafter amended by the First Amendment dated June 30, 1995; the Second Amendment dated March 27, 1996; the Third Amendment dated January 9, 1997; the Fourth Amendment dated March 20, 1997; and the Fifth Amendment dated November 13, 1997; and

        WHEREAS, Section 17.1 of the Plan authorizes the Company to amend the Plan by action of its Board of Directors; and

        WHEREAS, the Company desires to amend the Plan in certain respects.

        NOW, THEREFORE, the Plan is amended as follows:

        1. Effective January 1, 2000, Section 5.3.1. shall be amended in its entirety as follows:

             5.3.1. As of the last day of a contribution cycle (as such term is defined in 5.3.4. below), the Employer shall make a Basic Matching Contribution on behalf of each "Eligible Participant," as defined in Subsection 5.3.3. below, who is an Eligible Employee of such Employer. A Basic Matching Contribution on behalf of an Eligible Participant under this Section 5.3. shall be in an amount equal to fifty percent (50%) of the Eligible Participant's Pre-Tax Contributions for the contribution cycle which do not exceed five percent (5%) of the Eligible Participant's Compensation for the contribution cycle, not to exceed a maximum aggregate Basic Matching Contribution of $2,000 for any calendar year.

        2. Except as expressly provided herein above, the provisions of the Plan shall continue in full force and effect as set forth herein.

        IN WITNESS WHEREOF, the Company has caused this Sixth Amendment to the Plan to be executed by its duly authorized officer on this 27th day of January, 2000.

                                        WESTERN DIGITAL CORPORATION



                                        By: /s/ MICHAEL A. CORNELIUS
                                            ------------------------------------
                                            Name: Michael A. Cornelius
                                            Title: Vice President


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